UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2025

HUBBELL INCORPORATED

(Exact name of registrant as specified in its charter)

Connecticut	1-2958	06-0397030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Waterview Drive
Shelton, Connecticut 06484
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (475) 882-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock - par value $0.01 per share	HUBB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 12, 2025, Hubbell Incorporated, a Connecticut corporation (“Hubbell”), issued a press release announcing the execution of a definitive transaction agreement to acquire DMC Power, LLC (“DMC Power”) from an affiliate of Golden Gate Capital for $825,000,000 in cash, subject to a customary working capital adjustment as set forth in the definitive transaction agreement. Hubbell plans to finance the transaction with a combination of cash on hand and debt.

The completion of the acquisition is expected to occur by the end of 2025 and is subject to the expiration or termination of all waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other customary closing conditions. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated August 12, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS

Certain of the statements contained in this report and the exhibit attached hereto may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements generally relate to Hubbell’s expectations and beliefs regarding its financial results, condition and outlook, projections of future performance, anticipated growth and end markets, changes in operating results, market conditions and economic conditions, expected capital resources, liquidity, financial performance, pension funding, results of operations, plans, strategies, opportunities, developments and productivity initiatives, competitive positioning, and trends in particular markets or industries. In addition, all statements regarding the consummation of the proposed transaction with DMC Power (the “proposed transaction”) and the anticipated benefits to Hubbell thereof, including the timing for the proposed transaction to close and become accretive, DMC Power’s 2026 anticipated revenue and EBITDA, industry adoption of swage, as well as other statements that are not strictly historic in nature, are forward-looking statements. Forward-looking statements may be identified by the use of forward-looking words or phrases such as “believe”, “expect”, “anticipate”, “intend”, “depend”, “plan”, “estimated”, “predict”, “target”, “should”, “could”, “may”, “subject to”, “continues”, “growing”, “prospective”, “forecast”, “projected”, “purport”, “might”, “if”, “contemplate”, “potential”, “pending”, “target”, “goals”, “scheduled”, “will”, “will likely be”, and similar words and phrases. Such forward-looking statements are based on our current expectations and involve numerous assumptions, known and unknown risks, uncertainties and other factors which may cause actual and future performance or Hubbell’s achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the right of Hubbell or DMC Power to terminate the definitive transaction agreement governing the terms and conditions of the proposed transaction; the outcome of any legal proceedings that may be instituted against Hubbell or DMC Power; the possibility that revenue or expense synergies or the other expected benefits of the proposed transaction may not fully materialize or may take longer to realize than expected, or may be more costly to achieve than anticipated, including as a result of the impact of, or problems arising from, the integration of the two companies; the possibility that the proposed transaction may not be completed when expected or at all because required regulatory or other approvals or other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect Hubbell or DMC Power or the expected benefits of the proposed transaction); the risk that Hubbell is unable to successfully and promptly implement its integration strategies; reputational risks and potential adverse reactions from or changes to the relationships with customers, employees or other business partners, including resulting from the announcement or the completion of the proposed transaction; diversion of management’s attention and time from ongoing business operations and other opportunities on matters relating to the proposed transaction; the impact of trade tariffs, import quotas or other trade actions, restrictions or measures taken by the United States, China, Mexico, the United Kingdom, member states of the European Union, and other countries, including the recent and ongoing potential changes in U.S. trade policies, that may be made by the current or a future presidential administration and changes in trade policies in other countries made in response to changes in the U.S. trade policies; business conditions, geopolitical conditions (including the wars in Ukraine and the Middle East, as well as trade tensions with China) and changes in general economic conditions in particular industries, markets or geographic regions, and ongoing softness in the telecommunication markets and residential market of Electrical Solutions, as well as the potential for a significant economic slowdown, macro-economic effects of the U.S. government federal deficit, continued inflation, stagflation or recession, higher interest rates, and higher energy costs; our ability to offset increases in material and non-material costs through price recovery and volume growth; effects of unfavorable foreign currency exchange rates and the potential use of hedging instruments to hedge the exposure to fluctuating rates of foreign currency exchange on inventory purchases; the outcome of contingencies or costs compared to amounts provided for such contingencies, including those with respect to pension withdrawal liabilities; achieving sales levels to meet revenue expectations; unexpected costs or charges, certain of which may be outside Hubbell’s control; failure to achieve projected levels of efficiencies, cost savings and cost reduction measures, including those expected as a result of our lean initiatives and strategic sourcing plans, regulatory issues, changes in tax laws and policies, including changes in current U.S. income tax rates, multijurisdictional implementation of the Organisation for Economic Co-operation and Development’s comprehensive base erosion and profit shifting plan, or changes in geographic profit mix affecting tax rates and availability of tax incentives; the impact of and ability to fully manage and integrate acquired businesses, including the prior acquisitions of Northern Star Holdings, Inc. (the Systems Control business), Alliance USAcqCo 2, Inc. (the Ventev business) and Nicor, Inc.; the impact of certain divestitures, including the benefits and costs of the sale of the residential lighting business; the ability to effectively develop and introduce new products, expand into new markets and deploy capital; and other factors described in our Securities and Exchange Commission filings, including in the “Business”, “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, “Forward-Looking Statements” and “Quantitative and Qualitative Disclosures about Market Risk” sections in our Annual Report on Form 10-K for the year ended December 31, 2024 and in our Quarterly Reports on Form 10-Q.

All forward-looking statements attributable to Hubbell or DMC Power are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and Hubbell does not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If Hubbell updates one or more forward-looking statements, no inference should be drawn that Hubbell will make additional updates with respect to those or other forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUBBELL INCORPORATED

By:	/s/ Katherine A. Lane
Name:	Katherine A. Lane
Title:	Senior Vice President, General Counsel and Secretary

Dated:	August 14, 2025